UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 19, 2006

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	Commission File Number:	01-0668846
(State of other jurisdiction of Incorporation or organization	000-51044	(I.R.S. Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada 89101

(Address of principal executive offices)

(702) 878-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 19, 2006 the Company issued a press release announcing the retirement of Mr. Noall J. Bennett. Mr. Edward Jamison, the President and Chief Executive Officer of the Company, will replace Mr. Bennett as Chairman of the Board. The press release also announced that Mr. Jamison has been named the Chairman of the Board of the Company’s subsidiary bank and has been named to fill the new position of Chief Executive Officer. Mr. Lawrence Scott, the Executive Vice President of the Bank, has been named to be President and Chief Operating Officer. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1	Press Release dated January 19, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2006

Community Bancorp

By:	/s/ Edward M. Jamison
Edward M. Jamison
President, Chief Executive Officer